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[PRICEWATERHOUSECOOPERS LOGO]

                                                                   EXHIBIT j(3)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the reference to us under the heading "Financial Highlights" in the Prospectus constituting part of this Post-Effective Amendment No. 36 to the registration statement on Form N-1A and to the reference to our report dated February 5, 1998, relating to the financial highlights of AIM Advisor Funds, Inc., which appears in such Prospectus.


     /s/ PRICEWATERHOUSECOOPERS LLP
         PricewaterhouseCoopers LLP
         Denver, Colorado
         April 1, 1999